SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sections 240.14a-11(c) or Section
     240.14a-12


                            Patrick Industries, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name Of Person(S) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transactions applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         (5)      Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                            PATRICK INDUSTRIES, INC.
                             1800 SOUTH 14TH STREET
                                  P.O. BOX 638
                             ELKHART, INDIANA 46515
                                  574-294-7511

                                  ------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 14, 2004

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Patrick Industries, Inc., an Indiana corporation, will be held at the Company's Patrick Metals Division offices, 5020 Lincolnway East, Mishawaka, Indiana, on Friday, May 14, 2004 at 10:30 a.m., Mishawaka time, for the following purposes:

     1. To elect three directors of the Company to serve until 2007.

     2. To approve  proposed  amendments  to the  Company's  1987  Stock  Option
Program.

     3. To consider and transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 16, 2004, as the record date for the determination of the holders of shares of the Company's outstanding Common Stock entitled to notice of and to vote at the Annual Meeting of Shareholders. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

     Whether or not you expect to attend the meeting, you are urged to sign, date, and return the enclosed proxy in the enclosed envelope.

                                       By Order of the Board of Directors,


                                                ANDY L. NEMETH
                                                     SECRETARY

April 9, 2004


PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES. A PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                            PATRICK INDUSTRIES, INC.
                             1800 SOUTH 14TH STREET
                                  P.O. BOX 638
                             ELKHART, INDIANA 46515
                                  574-294-7511
                              ---------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 14, 2004
                         -------------------------------

     This Proxy Statement is being mailed to shareholders of Patrick Industries, Inc. (the "Company") on or about April 9, 2004, and is furnished in connection with the Board of Directors' solicitation of proxies for the Annual Meeting of Shareholders to be held on May 14, 2004 for the purpose of considering and acting upon the matters specified in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. If the form of proxy which accompanies this Proxy Statement is executed and returned, it may be revoked by the person giving it at any time prior to the voting thereof by written notice to the Secretary, by delivery of a later dated proxy, or by requesting to vote in person at the meeting. Additional solicitations, in person or by telephone or otherwise, may be made by certain directors, officers and employees of the Company without additional compensation. Expenses incurred in the solicitation of proxies, including postage, printing and handling, and actual expenses incurred by brokerage houses, custodians, nominees, and fiduciaries in forwarding documents to beneficial owners, will be paid by the Company.

     The Annual Report to shareholders for the year ended December 31, 2003, accompanies this Proxy Statement. Additional copies of the Annual Report may be obtained by writing the Secretary of the Company.

                               VOTING INFORMATION

     Each shareholder is entitled to one vote for each share of the Company's Common Stock held as of the record date. For purposes of the meeting, a quorum means a majority of the outstanding shares. As of the close of business on March 16, 2004, the record date for shareholders entitled to vote at the annual meeting, there were outstanding 4,676,549 shares of Common Stock, entitled to one vote each. In determining whether a quorum exists at the meeting, all shares represented in person or by proxy will be counted. A shareholder may, with respect to the election of directors, (i) vote for the election of all named director nominees, (ii) withhold authority to vote for all named director nominees, or (iii) vote for the election of all named director nominees other than any nominee with respect to whom the shareholder withholds authority to vote by so indicating in the appropriate space on the proxy. With respect to any other proposals, a shareholder may vote for, against, or abstain. Proxies properly executed and received by the Company prior to the meeting and not revoked will be voted as directed therein on all matters presented at the meeting. In the absence of a specific direction from the shareholder, proxies will be voted for the election of all named director nominees.

     The Directors are elected by a plurality of the votes cast by shares present in person or by proxy at the Annual Meeting and entitled to vote. Consequently, withholding authority to vote in the election of Directors will have no effect on the election of directors. Any other matter which may properly come before the meeting may be approved by a majority of the votes cast at a meeting at which a quorum is present. Broker non-votes will have no effect on any matter at the Annual Meeting.

     The Board of Directors knows of no other matter which may come up for action at the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment upon such matter.

     Shareholder proposals for inclusion in proxy materials for the next Annual Meeting should be addressed to the Company's Secretary, P.O. Box 638, Elkhart, Indiana 46515, and must be received no later than Friday, December 10, 2004. In addition, the Company's By-laws require notice of any other business to be brought before a meeting by a shareholder (but not included in the proxy statement) to be delivered, in writing, to the Company's Secretary, together with certain prescribed information, not less than 90 days nor more than 110 days prior to the first anniversary of the preceding year's annual meeting. Likewise, the Articles of Incorporation and By-laws require that shareholder nominations to the Board of Directors be delivered to the Secretary, together with certain prescribed information in accordance with the procedures for bringing business before an annual meeting which directors are to be elected.

                           STOCK OWNERSHIP INFORMATION

     The following table sets forth, as of the record date, information concerning the only parties known to the Company having beneficial ownership of more than 5 percent of its outstanding Common Stock and information with respect to the stock ownership of all directors and executive officers of the Company as a group.

                                                                      NUMBER OF
                                                                       SHARES
                                                                     BENEFICIALLY          PERCENT
           NAME AND ADDRESS OF BENEFICIAL OWNER                         OWNED             OF CLASS
           ------------------------------------                         -----             --------

     Mervin D. Lung . . . . . . . . . . . . . . . . . . . . . . . . .  931,721              19.92%
       Chairman Emeritus of the Company
       P.O. Box 638
       Elkhart, Indiana  46515
     Citigroup, Inc.. . . . . . . . . . . . . . . . . . . . . . . . .  412,900               8.83%
       399 Park Avenue
       New York, NY  10043
     Dimensional Fund Advisors, Inc.. . . . . . . . . . . . . . . . .  320,942               6.86%
       1299 Ocean Avenue, 11th Floor
       Santa Monica, California  90401
     FMR Corp . . . . . . . . . . . . . . . . . . . . . . . . . . . .  273,280               5.84%
       25 Lovat Lane
       Boston, Massachusetts  02109
     Heartland Advisors, Inc. . . . . . . . . . . . . . . . . . . . .  460,225               9.84%
       789 North Water Street
       Milwaukee, Wisconsin  53202
     Directors and Executive Officers as a group (13 persons) . . . .1,110,013              23.74%(1)
---------

(1)  The stock  ownership  of the  executive  officers  named in the Summary  Compensation  Table is set forth under the heading "Election of Directors",  except for Paul E. Hassler (1,500 shares),  Alan M. Rzepka (250 shares), and Andy
     L. Nemeth and Gregory J. Scharnott (0 shares each).


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that certain of the Company's officers, its directors and 10% shareholders file with the Securities and Exchange Commission and Nasdaq an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of Common Stock of the Company. Based solely on its review of such forms received by the Company and written representation from the directors and officers that no other reports were required, the Company is unaware of any instances of noncompliance or late compliance with such filings during the fiscal year ended December 31, 2003, except for Mervin D. Lung who was late in filing two Form 4s covering two transactions.

                              ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes, with the members of each class serving staggered three-year terms. Accordingly, at the 2004 Annual Meeting three directors will be elected to hold office until the 2007 Annual Meeting or until their successors are duly elected and qualified.

     It is intended that the proxies will be voted for the nominees listed below, unless otherwise indicated on the proxy form. It is expected that these nominees will serve, but, if for any unforeseen cause any such nominee should decline or be unable to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxies.

     The following information concerning principal occupations and the number of shares of Common Stock of the Company owned beneficially as of March 16, 2004, has been furnished by the nominees and directors continuing in office:

                                                                                      COMMON       PERCENT
                                                                          FIRST       STOCK          OF
                                                                          YEAR        OF THE       COMMON
                                  PRINCIPAL OCCUPATION                   ELECTED      COMPANY      STOCK
       NAME AND AGE             AND OTHER DIRECTORSHIPS                  DIRECTOR     OWNED(1)     OWNED
       ------------             -----------------------                  --------     --------     -----
Directors to Serve Until the 2007 Annual Meeting:
-------------------------------------------------
Keith V. Kankel, 61 . . . . .  Interim President (Chief Executive          1977         19,686     less
                               Officer) since October, 2003.                                       than 1%
                               Retired Vice President of Finance of
                               Patrick Industries, Inc. from 1987
                               through 2002 and retired Secretary-
                               Treasurer from 1974 through 2002.
Mervin D. Lung, 81 . . . . .   Chairman Emeritus, President since          1961        931,721     19.92%
                               incorporation in 1961 until 1989,
                               and father of David D. Lung.
Harold E. Wyland, 67 . . . .   Chairman in 2001.                           1989          9,000     less
                               Retired Vice President of Sales,                                    than 1%
                               of Patrick Industries, Inc. from
                               1990 through 1998.


Directors to Serve Until the 2005 Annual Meeting:
-------------------------------------------------
Robert C. Timmins, 82 . . .    Retired Vice President and Director of      1987         51,300     1.10%
                               a Musical Instrument Company and
                               CPA and Partner of McGladrey &
                               Pullen (certified public accountants)
                               until 1985.
Terrence D. Brennan, 65 . .    Retired President and CEO of NBD Bank,      1999          9,000     less
                               Elkhart, IN, from 1973 to 1997.                                     than 1%
Larry D. Renbarger,   65. .    Retired as CEO of Shelter Components        2002         16,500     less
                               in 1998.  Currently serving on Boards for                           than 1%
                               Planet Earth, Inc. (retail science and nature
                               Stores), Therm-O-Lite, Inc. (manufacturer
                               of windows), and The Utility Bodywerks
                               (converter of mid-size trucks).

                                       3


                                                                                      COMMON       PERCENT
                                                                          FIRST       STOCK          OF
                                                                          YEAR        OF THE       COMMON
                                  PRINCIPAL OCCUPATION                   ELECTED      COMPANY      STOCK
       NAME AND AGE             AND OTHER DIRECTORSHIPS                  DIRECTOR     OWNED(1)     OWNED
       ------------             -----------------------                  --------     --------     -----
Nominees to Serve Until the 2006 Annual Meeting:
------------------------------------------------

Walter E. Wells, 65  . . .     Retired President and CEO of Schult         2001          9,000     less
                               Homes Corporation and Director of                                   than 1%
                               Pleasant Street, LLC (home builders).
David D. Lung, 56 . . . . .    Former President (Chief Executive           1977         36,056     less
                               Officer) since 1989.                                                than 1%
                               Son of Mervin D. Lung.
John H. McDermott, 72 . . .    Of counsel to the Chicago, Illinois         1969         26,000     less
                               law firm of McDermott, Will & Emery,                                than 1%
                               which firm has been retained by the
                               Company since 1968 for certain legal
                               matters.

- - - - - - -

(1)  Each individual has sole voting and dispositive power over the shares indicated.


                PROPOSED AMENDMENTS TO 1987 STOCK OPTION PROGRAM

     The Company's 1987 Stock Option Program (the "Program") was adopted by the Board of Directors in 1987 and approved by the shareholders in the same year. The purpose of the Program is to attract and retain highly qualified persons as officers and key employees of the Company.

     In 1994, the Program was amended to (i) extend the term of the Program to the year 2004, (ii) increase the number of shares available for grants under the Program to 600,000, (iii) change the class of eligible participants to include non-employee directors, and (iv) add a per person limitation of 50,000 shares to the number of shares which may be warded to any participant in any year during the term of the Program to comply with the requirements of Section 162(m) of the Internal Revenue Code. In 2001, the Program was amended to increase the number of shares available for grants under the Program by 200,000 shares.

     The Board of Directors has now amended the Program, subject to shareholder approval, to extend the expiration date of the Program from May 17, 2004 to May 17, 2014 and to change the non-employee director awards from bi-annual awards of 6,000 shares vesting over a two-year period to annual awards of 3,000 shares to vest over a one-year period.

     The proposed amendments will permit the Company to continue to keep pace with changing trends in management compensation and make the Company competitive with those companies that offer stock incentives to attract and keep management employees and non-employee directors.

     A brief summary of the Program is provided below, but is qualified in its entirety by reference to the full text of the Program that was filed electronically with this Proxy Statement with the Securities and Exchange Commission. Such text is not included in the printed version of this Proxy statement. A copy of the Program is available from the Corporation's Secretary at the address on the cover of this Proxy statement.

ELIGIBILITY FOR PARTICIPATION

     Under the Program, the Company may grant stock options that may either be incentive stock options or non-qualified stock options, related stock appreciation rights and stock awards. Officers and other key employees of the company are eligible to participate in the Program. In addition, and in accordance with the proposed amendment, each non-employee director annually receives a restricted stock award for 3,000 shares of Common stock upon election to the Board which will vest after one year of continued service on the Board. The previous agreement called for each non-employee director to bi-annually receive a restricted stock award for 6,000 shares of Common Stock upon election to the Board which vested after two years of continued service on the Board.

FEDERAL TAX TREATMENT

     The grant of a stock option is not a taxable event. Upon exercise of a stock option, the participant will have taxable income equal to the difference between the fair market value on the date of exercise and the exercise price.

     The non-employee directors who receive restricted stock awards will not realize taxable income at the time of grant, and the Company will not be entitled to a tax deduction at the time of grant, unless any such person makes an election to be taxed at the time of grant. When the restrictions lapse, the non-employee director will recognize taxable income in an amount equal to the then fair market value of the shares. The Company will be entitled to a corresponding tax deduction.

OTHER INFORMATION

     The closing price of the Common Stock as reported on the NASDAQ/NMS for March 16, 2004 was $9.55 per share.

     The affirmative vote of holders of a majority of the shares represented and entitled to vote at the meeting is required for approval of the amendments to the 1987 Stock Option Program. Abstentions will count as a vote against the proposal, and broker non-votes will have no effect on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENTS TO THE 1987 STOCK OPTION PROGRAM.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

                                                      SUMMARY COMPENSATION TABLE
                                                                                          LONG-TERM COMPENSATION
                                                                                          ----------------------
                                                     ANNUAL COMPENSATION                         SECURITIES
                                            --------------------------------------               UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION                 YEAR          SALARY ($)   BONUS ($)                 OPTIONS(#)      COMPENSATION ($)(4)
---------------------------                 ----          ----------   ---------                 ----------      -------------------
Keith V. Kankel                             2003           72,369        9,000  (1)                - - -              560
Interim President and CEO                   2002          146,801        - - -                     - - -              480
                                            2001          192,638        - - -                    15,000              420
David D. Lung                               2003          326,580       30,900  (1)                - - -              480
Former President and CEO                    2002          328,193        - - -                     - - -              480
                                            2001          312,137        - - -                    37,500              420
Alan M. Rzepka                              2003          188,472       17,000  (1)                - - -              465
Vice President Sales/Marketing              2002          186,550        - - -                     - - -              440
                                            2001          177,777        - - -                     7,500              420
Paul E. Hassler                             2003          138,497       33,803  (2)                - - -              395
Vice President Operations and               2002          135,333       44,478  (2)                - - -              323
     Distribution-West                      2001          128,206       21,243  (2)                7,500              238
Gregory J. Scharnott                        2003          155,040       13,000  (1)                - - -              470
Vice President Operations and               2002          131,308       34,053  (3)                - - -              268
     Distribution-East                      2001           99,188       34,556  (3)                - - -             - - -
Andy L. Nemeth                              2003          163,460       13,000  (1)                - - -              353
Vice President of Finance                   2002          118,163        - - -                     - - -              236
     Secretary-Treasurer                    2001           95,975        - - -                     1,875              192
- - - - - - - - -
(1)      The bonus for the executive  officers was a  discretionary  bonus awarded by the Board of Directors in February
         2003.  This award was based on  management's  efforts to contain  costs as a result of the  December  31,  2002 operating results.
(2)      The bonus for Paul E. Hassler is related to compensation as an executive  director of Western  Operations.  Mr.
         Hassler was elected Vice  President of  Operations  and  Distribution  West in December  2003 and  subsequently elected President and Chief Executive Officer of the Company effective April 5, 2004.
(3)      The bonus for Gregory J. Scharnott for 2002 and 2001 is related to compensation as an executive director of the
         Midwest regional business units. Mr. Scharnott joined the Company in February 2001.
(4)      Company contributions to 401(k) Savings Plan.


EMPLOYMENT CONTRACTS

     The Company entered into Employment Agreements with David Lung, Alan Rzepka, and Paul Hassler pursuant to which they agreed to serve as executive officers of the Company. The initial term of each Employment Agreement was for three (3) years, subject to extension at the discretion of the Board of Directors of the Company. The Agreements with David Lung, Alan Rzepka, and Paul Hassler provide for a minimum annual base salary of $300,000, $165,000, and $121,940, respectively, and expire on May 15, 2004. Extensions of these agreements are under consideration by the Board of Directors at this time.

                        AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                               NUMBER OF         VALUE OF
                                                                         SECURITIES UNDERLYING  UNEXERCISED
                                                                             UNEXERCISED       IN-THE-MONEY
                                                                            OPTIONS AT FY-     OPTIONS AT FY-
                               SHARES ACQUIRED                                 END (#)           END ($)*
                                ON EXERCISE         VALUE REALIZED           EXERCISABLE /      EXERCISABLE /
NAME                                 (#)              ($) (1)               NONEXERCISABLE     NONEXERCISABLE
----                           ---------------      --------------          --------------     --------------
Keith V. Kankel . . . . . . .     20,625                $9,734                   0/0                 $0/0
David D. Lung . . . . . . . .      - - -                 - - -              15,337/3,000        $31,636/6,405
Alan M. Rzepka  . . . . . . .      - - -                 - - -              16,500/3,000        $33,915/6,405
Paul E. Hassler . . . . . . .      - - -                 - - -              12,000/1,500        $24,308/3,203
Andy L. Nemeth  . . . . . . .      - - -                 - - -               3,375/500           $6,878/1,068
Gregory J. Scharnott  . . . .      - - -                 - - -                   0/0                 $0/0
- - - -
*    Market value of the underlying stock at exercise date or year-end as the case may be, minus the exercise price of the options.
(1)  Represents  the difference  between the closing price of the  Corporation's  common stock on the date of exercise and the exercise price of the option.


     The following table presents the number of shares and weighted average exercise price of equity compensation plans that have been approved by the security holders.

                                                 EQUITY COMPENSATION PLAN INFORMATION

--------------------------- ------------------------------- ------------------------------- ----------------------------------------
Plan Category               Number of securities to be      Weighted-average exercise       Number of securities remaining available
                            issued upon exercise of         price of outstanding options,   for future issuance under equity
                            outstanding options, warrants,  warrants, and rights            compensation plans (excluding securities
                            and rights                                                      reflected in column (a)
--------------------------- ------------------------------- ------------------------------- ----------------------------------------
Equity compensation plans               244,462                         $6.24                                459,968
approved by security
holders
--------------------------- ------------------------------- ------------------------------- ----------------------------------------
Equity compensation plans                  0                             N/A                                    0
not approved by security
holders
--------------------------- ------------------------------- ------------------------------- ----------------------------------------
Total                                   244,462                         $6.24                                459,968
--------------------------- ------------------------------- ------------------------------- ----------------------------------------

     Certain of the executive officers of the Company have deferred compensation agreements which provide that the Company will pay each of these employees or their beneficiaries up to 40% of their base salary for 120 months upon retirement (if the employee continues in the employment of the Company until the age of 65) or upon the employee's death or total disability, up to a maximum of $72,000 per year for Alan M. Rzepka, and 25% of base salary up to a maximum of $25,000 per year for Paul E. Hassler. David D. Lung former President and Chief Executive Officer of the Company has a deferred compensation agreement which is fully vested that provides for payments of $61,500 per year for ten years upon his reaching age 60. Keith V. Kankel has a deferred compensation agreement which is fully vested and provides for payments of $72,000 per year for ten years. Mr. Kankel's payments have been postponed during the term that he has served as interim President and CEO of the Company and will resume after his employment with the Company ends. The cost of these agreements is being funded with insurance contracts purchased by the Company.

                              CORPORATE GOVERNANCE

GENERAL:

     The Board believes that good corporate governance is important to ensure that the Company is managed for the long-term benefit of the shareholders. The Board annually reviews its corporate governance practices and policies as set forth in its Corporate Governance Guidelines, Code of Ethics and various Committee Charters, all of which were updated over the last year in accordance with the listing standards of the NASDAQ national market and the new rules of the SEC.

     Our Code of Ethics, Audit Committee Charter, Compensation Committee Charter, and Corporate Governance and Nominations Committee Charter are all available on our Website at www.patrickind.com, or by writing to:

                               Patrick Industries, Inc.
                               Attn:  Andy L. Nemeth
                               Secretary
                               P.O. Box 638
                               Elkhart, IN  46515

BOARD OF DIRECTORS, COMMITTEES, AND COMMITTEE REPORTS

BOARD OF DIRECTORS:

     The Board of Directors had six regular meetings and two telephonic meetings in 2003 and all directors attended all eight meetings. Non-employee directors are paid an annual retainer of $5,000, $1,000 for each board meeting they attend, and $1,000 for each committee meeting that they attend with a maximum of $2,000 per combined event. Committee members receive an additional annual retainer of $5,000, regardless of the number of committees on which they serve. Employee directors receive no compensation as such. On an annual basis in May, each non-employee director is automatically granted a restricted stock award for 3,000 shares of the Company's Common Stock which will vest upon such director's continued service as a member of the Board of Directors for one year or earlier upon certain events.

     The Board and committees regularly meet in executive session without the presence of any management directors or representatives. Robert C. Timmins, Chair of the Audit Committee, was designated as the lead independent director for 2004 and will preside over the executive sessions of the Board.

     The Corporation expects all Board members to attend the annual meeting of shareholders, but from time to time, other commitments may prevent all directors from attending each meeting. All directors attended the most recent annual meeting of shareholders, which was held on May 15, 2003.

INDEPENDENT DIRECTORS:

     The Board of Directors is comprised of nine (9) members, of which, five (5) are classified as independent directors and thus comprise a majority of the Board. The five independent directors are Robert C. Timmins, Terrence D.
Brennan, John H. McDermott, Larry D. Renbarger, and Walter E. Wells. The independent directors met 6 times in 2003.

CORPORATE GOVERNANCE AND NOMINATIONS COMMITTEE PROCESSES

     The Corporate Governance and Nominations Committee will consider board nominees recommended by shareholders. Those recommendations should be sent to the Chair of the Corporate Governance and Nominations Committee, care of the Corporate Secretary of Patrick Industries, Inc., P.O. Box 638, Elkhart, IN 46515. In order for a shareholder to nominate a candidate for director, under the Company's By-Laws, timely notice of the nomination must be given in writing to the Secretary of the Company. To be timely, such notice must be received at the principal executive offices of the Company not less than 90 days, nor more than 110 days prior to the next annual meeting of shareholders. Notice of nomination must include the name, address and number of shares owned by the person submitting the nomination; the name, age, business address, residence address and principal occupation of the nominee; and the number of shares beneficially owned by the nominee. It must also include the information that would be required to be disclosed in the solicitation of proxies for election of directors under the federal securities laws, as well as whether the individual can understand basic financial statements and the candidate's other board memberships (if any). The nominee's consent to be elected and serve must be submitted. The Corporate Governance and Nominations Committee may require any nominee to furnish any other information, within reason, that may be needed to determine the eligibility of the nominee. As provided in its Charter, the Corporate Governance and Nominations Committee will follow procedures which the committee deems reasonable and appropriate in the identification of candidates for election to the board and evaluating the background and qualification of those candidates. Those processes include consideration of nominees suggested by an outside search firm, by incumbent board members and by shareholders. The committee will seek candidates having experience and abilities relevant to serving as a director of the Company, and who represent the best interests of shareholders as a whole and not any specific group or constituency.

     The committee will consider a candidate's qualifications and background, including, but not limited to responsibility for operating a public company or a division of a public company, international business experience, a candidate's technical background or professional qualification and any other public company boards on which the candidate is a director. The committee will also consider whether the candidate would be "independent" for purposes of the NASDAQ National Market and rules and regulations of the Securities Exchange Commission. The committee may from time to time engage the service of a professional search firm to identify and evaluate potential nominees.

AUDIT COMMITTEE:

     The Board of Directors has an Audit Committee comprised of Terrence D. Brennan, Walter E. Wells, John H. McDermott, Robert C. Timmins, and Larry D. Renbarger who are not employees of the Company. The Audit Committee's responsibilities include recommending to the Board of Directors the independent accountants to be employed for the purpose of conducting the annual examination of the Company's financial statements, discussing with the independent accountants the scope of their examination, reviewing the Company's financial statements and the independent accountants' report thereon with Company personnel and the independent accountants, and inviting the recommendations of the independent accountants regarding internal controls and other matters. Additionally, the Audit Committee is responsible for approving all non-audit services provided by the independent accountants and reviews these engagements on a per occurrence basis.

     All of the members of the Audit Committee are independent as defined in the Nasdaq listing standards and Robert C. Timmins, Larry, D. Renbarger, Terrence D. Brennan, and Walter E. Wells all meet the qualifications required to be an audit committee financial expert. Robert Timmins and Larry Renbarger both have public accounting backgrounds. Terrence Brennan served as the President of NBD Bank in Elkhart, Indiana and Walter Wells was the President and Chief Executive Officer of Schult Homes. The Audit Committee met six times in 2003. The Audit Committee Charter is attached in Exhibit A to this Document.

COMPENSATION COMMITTEE:

     The Board of Directors has a Compensation  Committee  comprised of Terrence
D. Brennan, John H. McDermott, Larry D. Renbarger, Robert C. Timmins, and Walter
E. Wells which met four times in 2003. The primary responsibilities of this committee include:

     o Reviewing and recommending to the independent members of the Board the overall compensation programs for the Officers of the Company.
     o Review and recommend to the Board of Directors, the compensation of directors.
     o   Oversight authority for the stock based compensation programs.

     For a more detailed list of the roles and responsibilities of the Compensation Committee, please see the Compensation Committee Charter located on the Company's website at www.patrickind.com.

CORPORATE GOVERNANCE AND NOMINATIONS COMMITTEE:

     The Board of Directors has a Corporate Governance and Nominations Committee comprised of Terrence D. Brennan, John H. McDermott, Larry D. Renbarger, Robert
C. Timmins, and Walter E. Wells. This Committee met two times in 2003 and their primary responsibilities are as follows:

     o To assist the Board in identifying, screening, and recommending qualified candidates to serve as directors.
     o To recommend nominees to the Board to fill new positions or vacancies as they occur.
     o To recommend to the Board candidates for re-election by shareholders at the annual meeting.
     o To review and monitor corporate governance compliance as well as recommend appropriate changes.

     For a more detailed list of the roles and responsibilities of the Corporate Governance and Nominations Committee functions, please see the Corporate Governance and Nominations Committee Charter located on the Company's website at www.patrickind.com.

                             AUDIT COMMITTEE REPORT

     The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board of Directors, include providing oversight to the Company's financial reporting process through periodic meetings with the Company's independent auditors, principal accounting officer, and management to review accounting, auditing, internal controls, and financial reporting matters. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company's senior management, including senior financial management, and its independent auditors.

     We have reviewed and discussed with senior management the Company's audited financial statements included in the 2003 Annual Report to Shareholders.
Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and (ii) have been prepared in conformity with generally accepted accounting principles.

     We have discussed with McGladrey & Pullen, LLP, our independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires our independent auditors to provide us with additional information regarding the scope and results of their audit of the Company's financial statements, including with respect to (i) their responsibility under generally accepted auditing standards, (ii) significant accounting policies, (iii) management judgements and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

     We have  received  from  McGladrey  & Pullen,  LLP a letter  providing  the
disclosures   required  by   Independence   Standards   Board   Standard  No.  1
(Independence Discussions with Audit Committees) with respect to any relationships between McGladrey & Pullen, LLP and the Company that in their professional judgment may reasonably be thought to bear on independence. McGladrey & Pullen, LLP has discussed its independence with us, and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

     Based on the review and discussions described above with respect to the Company's audited financial statements included in the Company's 2003 Annual Report to Shareholders, we have recommended to the Board of Directors that such financial statements be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

     As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and the Company's independent auditors. In giving our recommendation to the Board of Directors, we have relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and (ii) the report of the Company's independent auditors with respect to such financial statements.

     Robert C. Timmins
     Terrence D. Brennan
     John H. McDermott
     Walter E. Wells
     Larry D. Renbarger

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     This report of the Compensation Committee and the following Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

OVERVIEW

     The Committee policy is to design compensation programs for salaries, incentive bonus programs, other benefits, and long-term incentive programs for all key executives, including the officers named in the Summary Compensation Table. The goals and objectives of the Committee are to attract and retain top quality management employees and ensure that an appropriate relationship exists between executive pay and the creation of shareholder value. The criteria used to determine the compensation of the Chief Executive Officer will also be used in determining compensation for the other officers. The Committee will also receive the recommendation of the Chief Executive Officer regarding the compensation of the other officers.

     Federal tax law imposes a $1 million limit on the tax deduction for certain executive compensation payments. Because the compensation paid to any executive office is significantly below the $1 million threshold, the Compensation Committee has not yet had to address the issues relative thereto.

SALARIES

     The executive salaries are reviewed annually. The Committee sets executive salaries based on competitive market levels, experience, individual and company performance, levels of responsibility, and pay practices of other companies relating to executives of similar responsibility. The Committee considered the compensation levels of executives at comparable companies and fixed the compensation for the CEO and other executive officers at levels approximating the midrange of such companies. The Committee includes in its consideration comparable companies listed in the CRSP Index for lumber and wood products and other in building products industries. See "Performance Graph."

ANNUAL INCENTIVE

     The Company provides an annual bonus plan for executive officers that gives them the opportunity to earn additional compensation based on the performance of the Company. The Chief Executive Officer and the other officers share in this program to achieve certain bonus amounts based on various levels of profitability of the Company.

     Walter E. Wells
     John H. McDermott
     Terrence D. Brennan
     Robert C. Timmins
     Larry D. Renbarger

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Neither David D. Lung, former President and Chief Executive Officer of the Company, nor Keith V. Kankel, Interim President and Chief Executive Officer of the Company participated in the final decisions with respect to their compensation. John H. McDermott is of counsel to the Chicago, Illinois law firm of McDermott, Will & Emery which provides various legal services to the Company.

                              CERTAIN TRANSACTIONS

     The Company leased a distribution warehouse and various facilities for its manufacturing operations from Mervin D. Lung, the Company's Chairman Emeritus, until May 2002 when it was purchased from Mervin D. Lung for $2,000,000. The Company also leases two buildings from Mr. Lung used for distribution and manufacturing, under an agreement expiring on September 30, 2004, with an option to renew for five years. The agreement provides for monthly rental of $25,029, and the payment of property taxes and insurance premiums on the property. The Company also leases a manufacturing facility from Mr. Lung under an agreement that expires on August 31, 2005 and the agreement provides for monthly rentals of $9,146, and the payment of property taxes and insurance premiums on the property. The Company also leases three manufacturing facilities from Mr. Lung under agreements that expire on March 31, 2004 and July 31, 2004. The agreements provide for monthly rentals of $23,410, and the payment for property taxes and insurance premiums on the property. These agreements provide for an option to renew on a month to month basis. The Company also leases an aircraft from Mr. Lung under an agreement that expires on October 31, 2004. The agreement provides for monthly rentals of $10,000, and the payment of insurance premiums and maintenance on the aircraft.

     Mr. Lung owns a building supply firm which does not serve the Manufactured Housing and Recreational Vehicle industries. The Company purchases certain specialty items from and sells products to such firm. During the year ended December 31, 2003, purchases from such firm totaled $62,837 and sales to such firm totaled $24,428.

     The Company believes that the terms of each of the above transactions are at least as favorable as those which could have been obtained from unrelated parties.

                               PERFORMANCE GRAPH*

     Set forth below is a line graph comparing the yearly cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the indices indicated for the period of five fiscal years commencing December 31, 1998 and ended December 31, 2003. This graph assumes that $100 was invested on December 31, 1998 and that all dividends were reinvested. The stock price performance shown on the graph below is not necessarily indicative of future price performance.



                               [GRAPHIC OMITTED]





------------------------------------------------------------------------------------------------------------------------
                                                         LEGEND

Symbol            CRSP Total Returns Index for:                 12/1998   12/1999  12/2000   12/2001  12/2002   12/2003
------            -----------------------------                 -------   -------  -------   -------  -------   -------
[omitted]         PATRICK INDUSTRIES, INC.                       100.0     60.9      38.8     49.0      45.8     58.5
[omitted]         Nasdaq Stock Market (US Companies)             100.0    185.4     111.8     88.7      61.3     91.7
[omitted]         NASDAQ Stocks (SIC 2400-2499 US Companies)     100.0     95.3      65.3    184.9     163.7    193.3
                  Lumber and wood products, except furniture

 NOTES:
     A.   The lines represent monthly index levels derived from compounded daily returns that include all dividends.
     B.   The indexes are reweighted daily,  using the market  capitalization on the previous trading day.
     C.   If the  monthly  interval,  based  on the  fiscal  year-end,  is not a trading day, the preceding trading day is used.
     D.   The index level for all series was set to $100.0 on 12/31/1998.
-------------------------------------------------------------------------------------------------------------------------


                             ACCOUNTING INFORMATION

     The  Audit  Committee  appointed  McGladrey  & Pullen,  LLP as  independent auditors to audit the financial statements of the Company for 2003. Representatives of McGladrey & Pullen, LLP are expected to be present at the annual meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     The Audit Committee expects to appoint McGladrey & Pullen, LLP as the independent auditors for the 2004 fiscal year subject to approval of the audit scope and fees.

AUDIT FEES

     The following table presents fees for professional audit services rendered by McGladrey & Pullen, LLP for the audit of the Company's annual financial statements for the years ended December 31, 2003 and 2002, and fees billed for other services rendered by McGladrey & Pullen, LLP and RSM McGladrey, Inc. (an affiliate of McGladrey & Pullen, LLP).

                                              2003                2002
                                              ----                ----
           Audit Fees (1)                   $130,388            $123,121
           Audit-Related Fees (2)             12,785              18,931
           Tax Services (3)                   46,154              37,080
           All Other Fees (4)                 17,346               5,440


(1) Audit fees consist of fees for professional services rendered for the audit of the Company's financial statements and review of financial statements included in the Company's quarterly reports and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.
(2) Audit-related fees are fees principally for professional services rendered for the audit of the Company's employee benefit plans and due diligence and technical accounting consulting and research.
(3) Tax services fees consist of compliance fees for the preparation of original and amended tax returns, claims for refunds and tax payment planning services for tax compliance, tax planning and tax advice. Tax service fees also include fees relating to other tax advices, tax consulting and planning other than for tax compliance and preparation.
(4) Other services consisted primarily of consulting services for compensation strategy and wage comparisons.

     The Audit Committee has advised the Company that it has determined that the non-audit services rendered by the Company's independent auditors during the Company's most recent fiscal year are compatible with maintaining the independence of such auditors.

     The Audit Committee has adopted a Pre-Approval policy for Audit and Non-Audit Services pursuant to which it pre-approves all audit and non-audit services provided by the independent auditors prior to each particular engagement. The Committee has delegated authority to its Chairman to approve proposed services other than the annual audit, tax and quarterly review services and the Chairman must report any approvals to the balance of the Committee at the next scheduled meeting.


                                       By Order of the Board of Directors



                                                   ANDY L. NEMETH
                                                      Secretary
April 9, 2004

APPENDIX A:

                            PATRICK INDUSTRIES, INC.
                             AUDIT COMMITTEE CHARTER

PURPOSE
-------

         The Audit Committee is appointed by the Board of Directors for the primary purposes of:

         o Assisting the Board of Directors in fulfilling its oversight responsibilities as they relate to the Company's accounting policies and internal controls, financial reporting practices, audits of the Company's financial statements,and legal and regulatory compliance, and

         o Maintaining, through regularly scheduled meetings, a line of communication between the Board of Directors and the Company's financial management, internal auditors, and independent accountants.

COMPOSITION AND QUALIFICATIONS
------------------------------

         The Audit Committee shall be appointed by the Board of Directors and shall be comprised of three or more Directors (as determined from time to time by the Board), each of whom shall meet the independence requirements of the Nasdaq Stock Market, Inc. Each member of the Audit Committee shall have the ability to understand fundamental financial statements. In addition, at least one member of the Audit Committee shall have past employment experience in finance or accounting, professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES
----------------

The Audit Committee will:

(1) Review the annual audited financial statements with management and the independent accountants. In connection with such review, the Audit Committee will:

         o Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

         o Review changes in accounting or auditing policies, including resolution of any significant reporting or operational issues affecting the financial statements.

         o Inquire as to the existence and substance of any significant accounting accruals, reserves or estimates made by management that had or may have a material impact on the financial statements.

         o Review with the independent accountants any problems encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work, any management letter provided by the independent accountants, and management's response to such letter.

         o Review with the independent accountants and the senior internal auditing executive the adequacy of the Company's internal controls, and any significant findings and recommendations.

(2) Review with management and the independent accountants the Company's quarterly financial statements in advance of quarterly earnings releases. This Committee may delegate this function to any one of the Audit Committee Financial experts.

(3) Oversee the external audit coverage. The Company's independent accountants are ultimately accountable to the Board of Directors and the Audit Committee, which have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the


                                       A1
         independent accountants. In connection with its oversight of the external audit coverage, the Audit Committee will:

         o Have the sole authority for the appointment of the independent accountants.

         o Approve the engagement letter and the fees to be paid to the independent accountants.

         o Obtain confirmation and assurance as to the independent accountants independence and absence of conflicts of interests, including ensuring that they submit on a periodic basis (not less than annually) to the Audit Committee a formal written statement delineating all relationships between the independent accountants and the Company. The Audit Committee is responsible for actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and for recommending that the Board of Directors take appropriate action in response to the independent accountants' report to satisfy itself of their independence.

         o Meet with the independent accountants prior to the annual audit to discuss planning and staffing of the audit.

         o Review and evaluate the performance of the independent accountants, as the basis for a recommendation to the Board of Directors with respect to reappointment or replacement.

         o   Ensure audit partner rotation.

(4) Oversee internal audit coverage. In connection with its oversight responsibilities, the Audit Committee will:

         o Review the appointment or replacement of the senior internal auditing executive.

         o   Review,   in   consultation   with   management,   the  independent
             accountants and the senior internal auditing executive, the plan and scope of internal audit activities.

         o   Review internal audit activities, budget, and staffing.

         o Review significant reports to management prepared by the internal auditing department or the Company's independent accountants and management's responses to such reports.

         o   Pre-approve all audit and permitted non-audit services.

(5) Meet periodically with management to review and assess the Company's major financial risk exposures and the manner in which such risks are being monitored and controlled.

(6) Meet at least annually in separate executive session with each of the chief financial officer, the senior internal auditing executive, and the independent accountants.

(7) Review periodically with the Company's General Counsel (i) legal and regulatory matters which may have a material affect on the financial statements, and (ii) corporate compliance policies or codes of conduct.

(8) Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the proxy statement for each annual meeting.

(9) Review and reassess annually the adequacy of this Audit Committee Charter and recommend any proposed changes to the Board of Directors.

(10) The audit committee has the authority to engage independent counsel and other advisers, as it deems necessary to carry out its duties.

(11)     The  audit   committee  will  review  and  approve  all  related  party transactions

(12) The audit committee will be responsible for establishing procedures related to (i) the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential, anonymous submission by employees of

                                       A2
         concerns regarding questionable accounting or auditing matters. See Company's Whistleblower Policy and Procedures which are published on the Company's intranet (internal) website.

(13) The Company will provide for appropriate funding, as determined by the audit committee, in its capacity as a committee of the board of directors, for payment of:

         a) Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company;
         b) Compensation to any advisers employed by the audit committee under paragraph (12) of this section;
         c) Ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

(14) To assist it in the conduct of its responsibilities, the committee, to the extent it deems necessary or appropriate, may consult with management, may seek advice and assistance from Patrick employees or others, and may retain legal counsel, and search firms. The Committee has the authority to retain and terminate any search firm used to identify director candidates and has the authority to approve such firm's fees and other terms of retention.

(15)     The Committee shall annually evaluate its own performance.

(16) In accordance with best practices, this charter will be posted on the Company's website.

         This Committee shall report regularly its findings and recommendations to the Board. The Committee may delegate any of its responsibilities and duties to one or more members of the Committee, except to the extent that such delegation would be inconsistent with the requirements of the Securities Exchange Act of 1934, as amended, or the listing rules of the NASDAQ national market.

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountants or to assure compliance with laws and regulations and the Company's corporate policies.

                                       A3

                                   DETACH CARD

--------------------------------------------------------------------------------
PROXY
                            PATRICK INDUSTRIES, INC.
          1800 SOUTH 14TH STREET, P.O. BOX 638, ELKHART, INDIANA 46515

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Keith V. Kankel and Andy L. Nemeth, and each of them, as the undersigned's proxies, each with full power of substitution, to represent and to vote, as designated below, all of the undersigned's Common Stock in Patrick Industries, Inc. at the annual meeting of shareholders of Patrick Industries, Inc. to be held on Friday, May 14, 2004, and at any adjournment thereof, with the same authority as if the undersigned were personally present.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS BELOW:

1. The Board of Directors recommends a vote FOR the listed nominees.

|_|  FOR all nominees listed                    |_| WITHHOLD AUTHORITY
     (except as marked to the contrary below).      to vote for all nominees
                                                    listed below.

           Nominees: Keith V. Kankel, Mervin D. Lung, Harold E. Wyland

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

--------------------------------------------------------------------------------

2. Proposed Amendments to 1987 Stock Option Program. THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENTS.

 |_| FOR                      |_| AGAINST               |_| ABSTAIN

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                  (Continued and to be signed on reverse side.)

                                   DETACH CARD

--------------------------------------------------------------------------------

                         (Continued from the other side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS. IF NO SPECIFIC DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, AND FOR THE PROPOSED AMENDMENTS TO THE 1987 STOCK OPTION PROGRAM.

      YOUR SIGNATURE ON THIS PROXY IS YOUR ACKNOWLEDGMENT OF RECEIPT OF THE
                     NOTICE OF MEETING AND PROXY STATEMENT.

                                     Dated:________________,2004

                                     -----------------------------
                                     Signature

                                     -----------------------------
                                      (Signature if held jointly)

                                     Please sign exactly as name appears hereon.
                                     For joint accounts, all tenants must sign.
                                     Executors, Administrators, Trustees, etc.
                                     should so indicate when signing.

                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                     PROMPTLY USING THE ENCLOSED ENVELOPE.

                            Explanatory Note: the 1987 Stock Option Program as further proposed to be amended is filed herewith pursuant to Instruction 3 to Item 10 of Schedule 14A and is not part of this proxy statement.


                            PATRICK INDUSTRIES, INC.

                               Amendment No. 2 to
                           1987 Stock Option Program,
                             As Amended and Restated

         Section 3(b) is hereby amended, effective upon shareholder approval at the annual meeting on May 14, 2004, to change the non-employee director awards from bi-annual awards of 6,000 shares vesting over a two-year period to annual awards of 3,000 shares vesting over a one-year period.

         Section 12 (Term of Program and Amendment, Modification or Cancellation of Benefits) is hereby amended, effective upon shareholder approval at the annual meeting on May 14, 2004, to extend the expiration date of the Program from May 17, 2004 to May 17, 2014.

         In all other respects, the Program shall remain in full force and effect.

                            PATRICK INDUSTRIES, INC.
                               Amendment No. 1 to
                           1987 Stock Option Program,
                             As Amended and Restated

         Section 5 (Shares Reserved Under the Program) is hereby amended to indicate that, effective upon shareholder approval at the annual meeting on May 15, 2001, 200,000 shares are hereby reserved for issuance under the Program in addition to the shares previously reserved and currently available.

                            PATRICK INDUSTRIES, INC.

                            1987 STOCK OPTION PROGRAM
                             AS AMENDED AND RESTATED


                  1. Purpose. The purpose of Patrick Industries, Inc. 1987 Stock Option Program (the "Program") is to attract and retain outstanding individuals as officers and key employees of Patrick Industries, Inc. (the "Company") and its subsidiaries, and to furnish incentives to such persons by providing such persons opportunities to acquire Common Stock of the Company, or monetary payments based on the value of such stock, or both, on advantageous terms as herein provided. The Program will also enable the Company to attract and keep non-employee directors.

                  2. Administration. The Program will be administered by a committee (the "Committee") consisting of not less than three (3) members of the Board of Directors who shall not be eligible to participate in the Program at the time of Committee action or at any time within one (1) year prior thereto. The Committee shall interpret the Program, prescribe, amend and rescind rules and regulations relating hereto and make all other determinations necessary or advisable for the administration of the Program. A majority of the members of the Committee shall constitute a quorum and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Program may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

                  3. Participants.  (a) Participants in the Program will consist of such officers or other key employees of the Company and its subsidiaries as the Committee in its sole discretion may designate from time to time to receive benefits ("Benefits") under the Program. The Committee's designation of a participant in any year shall not require the Committee to designate such person to receive a Benefit in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits, including without limitation (i) the financial condition of the Company; (ii) anticipated profits for the current or future years; (iii) contributions of participants to the profitability and development of the Company; and (iv) other compensation provided to participants.

                  (b) In addition, each non-employee director of the Company shall automatically be granted restricted stock awards for 6,000 shares of Common Stock on May 17, 1994 (the date of the Company's Annual Meeting of Shareholders) and thereafter bi-annually on the date of the Company's Annual Meeting of Shareholders. These awards will vest after two years of continued service on the Board or earlier if such director dies, becomes disabled or retires from the Board at any time at or after age 80, or if there is a "Change in Control" as hereinafter defined. "Disability" shall have the meaning ascribed to such term in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, or any successor provision. A "Change in Control" shall have the meaning set forth in Exhibit A attached hereto. As new non-employee directors are elected to the Board they will also automatically be granted restricted stock awards for 6,000 shares of Common Stock on the terms set forth above.

                  4. Types of Benefits. Benefits under the Program may be granted to participants other than non-employee directors in any one or a combination of (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, and (d) Stock Awards, all as described below in paragraphs 6-9 hereof.

                  5. Shares Reserved under the Program. There is hereby reserved for issuance under the Program Six Hundred Thousand (600,000) shares of Common Stock. The shares reserved for issuance may be newly issued or treasury shares. All of such shares may, but need not, be issued pursuant to the exercise of Incentive Stock Options. The maximum number of shares of Common Stock which shall be available for the award of Benefits to any participant in any fiscal year of the Company shall not exceed 50,000 shares.

                  If there is a lapse, expiration, termination or cancellation of any Benefit granted hereunder without the issuance of shares or payment of cash thereunder, or if shares are issued under any Benefit and thereafter are acquired by the Company pursuant to rights reserved upon the issuance thereof, the shares subject to or reserved for such Benefit may again be used for new Benefits under this Program; provided, however, that in no event may the number of shares of Common Stock issued under this Program exceed the total number of shares reserved for issuance hereunder.

                  6. Incentive Stock Options. Incentive Stock Options will consist of options to purchase Common Stock at purchase prices not less than one hundred percent (100%) of the fair market value of such stock on the date of grant. Incentive Stock Options will be exercisable over not more than ten (10) years after date of grant and shall terminate not later than three (3) months after termination of employment for any reason other than disability, retirement or death. In the event of termination of employment by reason of disability or retirement, the right of the optionee to exercise an Incentive Stock Option shall terminate not later than twelve (12) months after such termination of employment. If the optionee should die while employed, within twelve (12) months after termination of employment by reason of disability or retirement, or within three (3) months after any other termination of employment, the right of the optionee or his or her successor in interest to exercise an Incentive Stock Option shall terminate not later than twelve (12) months after the date of death. The aggregate fair market value (determined at the time the option is granted) of shares of Common Stock with respect to which Incentive Stock Options granted under the Program are exercisable for the first time by a participant during any calendar year (under all option plans of the Company and its subsidiary corporations) shall not exceed $100,000.

                  7. Non-qualified Stock Options. Non-qualified Stock Options will consist of options to purchase Common Stock at purchase prices not less than one hundred percent (100%) of the fair market value of such stock on the date of grant. Non-qualified Stock Options will be exercisable over not more than twelve (12) years after the date of grant and shall terminate not later than six (6) months after termination of employment for any reason other than, disability, retirement or death. In the event of termination of employment by reason of disability or retirement, the right of the optionee to exercise a Non-qualified Stock Option shall terminate not later than twelve (12) months after such termination of employment. If the optionee should die while employed, within twelve (12) months after termination of employment by reason of disability or retirement, or within six (6) months after any other termination of employment, the right of the optionee or his or her successor in interest to exercise a Non-qualified Stock Option shall terminate not later than twelve (12) months after the date of death.

                  8. Stock Appreciation Rights. The Committee may, in its discretion, grant a Stock Appreciation Right to the holder of any stock option granted hereunder. Such Stock Appreciation Rights shall be subject to such terms and conditions consistent with the Program as the Committee shall impose from time to time, including the following:

                  (a) A Stock Appreciation Right may be granted with respect to a stock option at the time of its grant or at any time thereafter up to six (6) months prior to its expiration.

                  (b) Stock Appreciation Rights will permit the holder to surrender any related stock option or portion thereof which is then exercisable and to elect to receive in exchange therefor cash in an amount equal to:

                           (i) The excess of the fair  market  value on the date
                  of such election of one share of Common Stock over the option price multiplied by

                           (ii) The number of shares  covered by such  option or
                  portion thereof which is so surrendered.

                  (c) The Committee shall have the discretion to satisfy a participant's right to receive the amount of cash determined under subparagraph (b) hereof, in whole or in part, by the delivery of Common Stock valued as of the date of the participant's election.

                  (d) Each Stock Appreciation Right will be exercisable at the time and to the extent the option to which it relates is exercisable.

                  (e) In the event of the exercise of a Stock Appreciation Right, the number of shares reserved for issuance hereunder shall be reduced by the number of shares covered by the stock option or portion thereof surrendered.

                  9. Stock Awards. Stock Awards will consist of Common Stock transferred to participants without other payment therefor as additional compensation for services to the Company and its subsidiaries. Stock Awards shall be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares and rights of the Company to reacquire such shares upon termination of the participant's employment within specified periods.

                  10. Nontransferability. Each Benefit granted under this Program shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable, during the participant's lifetime, only by the participant or the participant's guardian or legal representative. Notwithstanding the foregoing, at the discretion of the Committee, an award of a Benefit may permit the transferability of a Benefit by a participant solely to members of the participant's immediate family or trusts or family partnerships for the benefit of such persons, subject to any restriction included in the award of the Benefit.

                  11. Other Provisions. The award of any Benefit under the Program may also be subject to other provisions (whether or not applicable to the Benefit awarded to any other participant) as the Committee determines appropriate, including, without limitation, provisions for the purchase of Common Stock under stock options in installments, provisions for the payment of the purchase price of shares under stock options by delivery of other shares of Common Stock of the Company having a then fair market value equal to the purchase price of such shares, provisions for the acceleration of exercisability of Benefits in the event of change of control of the Company, such provisions as may be appropriate to comply with federal or state securities laws and stock exchange requirements and understandings or conditions as to the participant's employment in addition to those specifically provided for under the Program.

                  12. Term of Program and Amendment, Modification or Cancellation of Benefits. No Benefit shall be granted after May 17, 2004; provided, however, that the terms and conditions applicable to any Benefits granted prior to such date may at any time be amended, modified or cancelled by mutual agreement between the Committee and the participant or such other persons as may then have an interest therein, so long as any amendment or modification does not increase the number of shares of Common Stock issuable under this Program.

                  13. Taxes. The Company shall be entitled to withhold the amount of any tax attributable to any amount payable or shares deliverable under the Program after giving the person entitled to receive such amount or shares notice as far in advance as practicable, and the Company may defer making payment or delivery if any such tax may be pending unless and until indemnified to its satisfaction. When a person is required to pay to the Company an amount required to be withheld under applicable tax laws in connection with exercises of Non-qualified Stock Options or other Benefits under the Plan, the Committee may, in its discretion and subject to such rules as it may adopt, permit such person to satisfy the obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock having a fair market value equal to the amount required to be withheld. The election must be made on or before the date that the amount of tax to be withheld is determined.

                  14. Fair Market Value. The fair market value of the Company's Common Stock at any time shall be determined in such manner as the Committee may deem equitable or required by applicable laws or regulations.

                  15. Adjustment Provisions.

                  (a) If the Company shall at any time change the number of issued shares of Common Stock without new consideration to the Company (such as by stock dividends or stock splits), the total number of shares reserved for issuance under this Program and the number of shares covered by each outstanding Benefit shall be adjusted so that the aggregate consideration payable to the Company and the value of each such Benefit shall not be changed. The Committee may also provide for the continuation of Benefits or for other equitable adjustments after changes in the Common Stock resulting from reorganization, sale, merger, consolidation or similar occurrence.

                  (b) Notwithstanding any other provision of this Program, and without affecting the number of shares otherwise reserved or available hereunder, the Committee may authorize the issuance or assumption of Benefits in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

                  (c) In the case of any merger, consolidation or combination of the Company with or into another corporation, other than a merger, consolidation or combination in which the Company is the continuing corporation and which does not result in the outstanding Common Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof (an "Acquisition"):

                           (i) any  participant  to whom a stock option has been
                  granted under the Program shall have the right (subject to the provisions of the Program and any limitation applicable to such option) thereafter and during the term of such option, to receive upon exercise thereof the Acquisition Consideration (as defined below) receivable upon such Acquisition by a holder of the number of shares of Common Stock which might have been obtained upon exercise of such option or portion thereof, as the case may be, immediately prior to such Acquisition;

                           (ii) any participant to whom a Stock Appreciation Right has been granted under the Program shall have the right (subject to the provisions of the Program and any limitation applicable to such right) thereafter and during the term of such right to receive upon exercise thereof the difference between the aggregate Fair Market Value on the applicable date (as set forth in such right) of the Acquisition Consideration receivable upon such Acquisition by a holder of the number of shares of Common Stock which might have been obtained upon exercise of the option related thereto or any portion thereof, as the case may be, immediately prior to such Acquisition and the aggregate option price of such option.

                  The term "Acquisition Consideration" shall mean the kind and amount of shares of the surviving or new corporation, cash, securities, evidence of indebtedness, other property or any combination thereof receivable in respect of one share of Common Stock of the Company upon consummation of an Acquisition.

                  16. Amendment and Termination of Program. The Board of Directors of the Company may amend the Program from time to time or terminate the Program at any time, but no such action shall reduce the then existing amount of any participant's Benefit or adversely change the terms and conditions thereof without the participant's consent. However, except for adjustments expressly provided for herein, no amendment may (i) materially increase the Benefits accruing to participants, (ii) materially increase the number of shares which may be issued, or (iii) materially modify the requirements as to eligibility for participation in the Program.

                  17. Shareholder Approval. The Program as amended was restated by the Board of Directors of the Company on February 10, 1994. The Program as amended and restated and any Benefits relating to the amendments granted thereunder shall be null and void if shareholder approval is not obtained within twelve (12) months of the restatement of the Program by the Board of Directors.

                                    EXHIBIT A
                                    ---------

                  A "Change in Control" shall be deemed to have occurred on the first date on which either (i) any "person" (as that term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than Mervin D. Lung and his affiliates and associates, becomes the "beneficial owners" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing at least 25% of the combined voting power of the Company's then outstanding securities, or (ii) a majority of the individuals comprising the Company's Board of Directors have not served in that capacity for the entire two-year period immediately preceding such date, or (iii) a change occurs of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A, promulgated under the Exchange Act or any successor disclosure item; provided, however, that if the transaction, transactions or elections shall have been approved by the affirmative vote of a majority of the Continuing Directors, a Change in Control shall not be deemed to have occurred to the extent so provided by the affirmative vote of a majority of those Continuing Directors.